PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Dear Stockholders:

For the third quarter ended September 30, 2000, the Pacholder High Yield Fund, Inc. (the "Fund") posted a total return of 0.44%, matching the CS First Boston Domestic Plus High Yield Index(TM) (the "Index") total return of 0.44%. For the first nine months of the year the Fund has posted a -3.68% total return com-pared to the Index's return for the same period of -0.95%. The Fund's relative underperformance for the first nine months of the year is attributable to the cost of its leverage. The underlying portfolio (gross of fees and expenses) re-turned 0.27% for the first nine months, outperforming the Index by 122 basis points. While the Fund's leverage recently has had a negative affect on total return due to the weak market conditions, the leverage has increased the amount of dividends available to the common shareholders.

Overview of Third Quarter 2000

In the third quarter, the high yield market continued to underperform most other fixed income sectors; however, the market did outperform most equity sec-tors, reversing the trend of the past few quarters. For example, the ten-year U.S. Treasury Note and the Dow Jones Industrial Average returned 1.97% and 2.37%, respectively, in the third quarter, while the NASDAQ Composite Index re-turned -7.35% and the S&P 500 returned -0.97%.

The high yield market has continued to experience negative technical factors. Consolidation among the market's dealers and underwriters has continued, and the amount of capital committed to market making activities is substantially lower than it was a few years ago. Fund flows into high yield mutual funds were mixed during the quarter. In July the market had positive inflows of $234 mil-lion, but August and September experienced net outflows of $484 million and $633 million, respectively. The impact of these weak technical factors could be seen in the average price, yield, and spread over Treasuries in the high yield market. During the third quarter of 2000 the average price of the Index dropped nearly one point, from 81.91 to 81.04, the yield on the Index increased 85 ba-sis points, from 13.30% to 14.15%; and the spread of the Index over the compa-rable Treasury increased 121 basis points, from 719 to 830. The spread over Treasuries of high yield securities has not reached these levels since 1991. This spread widening was primarily a result of the negative technical factors in the high yield market and the relatively high default rate. This was partic-ularly true for issuers experiencing any fundamental problems in their indus-try. In addition, the surge in oil prices and its potential impact on the global economy continued to affect the high yield market negatively during the quarter.

The high yield market also has been affected by the default rate, which has been above average levels since the beginning of 1999. The Fund experienced a 1.47% default rate for the nine-month period ended September 30, 2000, which compares favorably to Moody's issuer-based, default rate of 4.24% for the same period.

Approximately half of the high yield issues that have defaulted this year were issued in 1997 and 1998, confirming our belief that the primary driver behind the current high default rate was the flood of highly speculative deals that were issued at the peak of the market in 1997 and the first half of 1998. This is fairly typical of the credit cycle of the high yield market, which has been characterized by gradual loosening of underwriting standards followed by a sharp tightening of credit. Although painful, this is a healthy process of re-turning investors' focus to the credit fundamentals that drive the success or failure of individual issues. A parallel process is taking place in the equity market, which today is much more skeptical of marginal transactions than it was just a couple of quarters ago. Looking forward, those issuers without a sound business will be eliminated from the market altogether and the new issues being placed will be of better quality. We believe that today's depressed market prices already discount a rather gloomy outlook for many high yield issues, of-ten pricing issues as if they were already in default. We believe that this bodes well for the performance of the high yield market in the future.

Performance among the high yield industry sectors during the third quarter of 2000 was mixed, with the best performance in the Energy, Healthcare, and Hotels & Lodging sectors. The worst performing sectors for the quarter where Fixed Communications, Automotive, and Retailing. The Fund had strong performance rel-ative to the market in the Fixed Communications, Automotive, and Technology sectors while underperforming in the Consumer Manufacturing, Metals, and Cable segments of the market.

The Fund's portfolio is well diversified, with investments in 149 issues in 31 different industries. Our highest concentration continues to be in the Telecom-munications segment of the market, which accounted for 19.7% of the portfolio as of September 30, 2000. We believe that the Fund is more conservatively posi-tioned than the market as a whole in many of the more speculative segments of the Telecommunications industry. In particular, the Fund has avoided most of the problems affecting a number of CLEC (competitive local exchange carriers) issuers. The Fund has primarily focused on telecommunication issuers that have proven management, strong equity partners, and good quality revenues and cash flows. This strategy has proved to be advantageous over the past few months.

Outlook

The improvement in investor psychology that began in late May with the expecta-tion of a "soft landing" has not been sustained in the face of

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
rising oil prices and the volatile stock markets. Despite the historically wide spread being offered in the high yield market, investors have been cautious about coming back into the market. While it is difficult to predict the timing of a rally, there does appear to be a consensus building that much of the bad news is already priced into the market and that there is the potential for a strong recovery in the market. We believe the high yield market currently of-fers the opportunity to purchase a wide variety of bonds at very attractive spreads and at substantial discounts, providing the potential for significant price appreciation and total return, and we are positioning the portfolio with this expectation.

We continue to believe that our strategy of investing in a diversified portfo-lio of high yield bonds, based upon fundamental analysis, should perform well over the next year. We will continue to closely monitor the credit quality of the Fund's portfolio to determine how the Fund's investments will perform in various economic cycles.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,



William J. Morgan
President

November 20, 2000

---------------------------------------
Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest information available re-garding the Fund.
---------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Firstar Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, and (800) 637-7549.

PACHOLDER HIGH YIELDFUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 94.7%
AUTOMOTIVE -- 3.8%
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08     $ 1,050 $    535,500   0.3%
Dura Operating Corp., Sr Sub Nt,
 9%, 5/1/09                                          1,600    1,368,000   0.7
Hayes Lemmerz International, Inc., Sr Sub Nt,
 9.125%, 7/15/07                                     1,500    1,286,250   0.7
JL French Automotive Castings, Inc., Sr Sub Nt,
 11.5%, 6/1/09                                       1,000      740,000   0.4
JPS Automotive Products Corp., Sr Nt, 11.125%,
 6/15/01                                             1,350    1,377,000   0.8
Oshkosh Truck Corp., Sr Sub Nt, 8.75%, 3/1/08        1,500    1,428,750   0.8
Safety Components International, Inc., Sr Sub Nt,
 10.125%, 7/15/07/1/,/4/                             1,000      220,000   0.1
                                                           ------------   ---
                                                              6,955,500   3.8
CABLE -- 2.7%
Charter Communications Holdings LLC, Sr Nt, 10%,
 4/1/09                                              1,000      978,750   0.5
Classic Cable, Inc., Sr Sub Nt, 9.375%, 8/1/09       1,250    1,012,500   0.5
Mediacom LLC/Capital Corp., Sr Nt, 8.50%, 4/15/08    1,500    1,395,000   0.8
RCN Corp., Sr Nt, 10%, 10/15/07                      1,400    1,036,000   0.6
RCN Corp., Sr Disc Nt,
 0/9.8%, 2/15/08                                     1,000      480,000   0.3
                                                           ------------   ---
                                                              4,902,250   2.7
CHEMICALS -- 2.0%
Marsulex, Inc., Sr Sub Nt,
 9.625%, 7/1/08                                      1,250    1,175,000   0.7
Philipp Brothers Chemicals, Inc., Sr Sub Nt,
 9.875%, 6/1/08                                      1,750    1,295,000   0.7
Polymer Group, Inc., Sr Sub Nt,
 9%, 7/1/07                                          1,500    1,155,000   0.6
                                                           ------------   ---
                                                              3,625,000   2.0

                                                                       Percent
                                                    Par                of Net
Description                                        (000)     Value     Assets

------------------------------------------------------------------------------
COMMUNICATIONS: FIXED -- 9.9%
Alaska Communications Systems Holdings, Inc., Sr
 Sub Nt,
 9.375%, 5/15/09                                  $ 1,000 $    921,250   0.5%
Convergent Communications, Inc., Sr Nt, 13%,
 4/1/08                                             3,750    2,550,000   1.4
DTI Holdings, Inc., Sr Disc Nt, 0/12.5%, 3/1/08     3,750    1,631,250   0.9
Exodus Communications, Inc., Sr Nt 10.75%,
 12/15/09                                           1,500    1,455,000   0.8
Exodus Communications, Inc., Sr Nt 11.625%,
 7/15/10/2/                                           500      501,250   0.3
GCI, Inc., Sr Nt, 9.75%, 8/1/07                     1,500    1,395,000   0.8
Global Crossing Holdings, Ltd., Sr Nt, 9.125%,
 11/15/06                                           1,750    1,732,500   0.9
Level 3 Comm, Sr Nt,
 11.25%, 3/15/10                                    1,000      955,000   0.5
McLeod USA, Inc., Sr Nt,
 8.375%, 3/15/08                                    1,000      875,000   0.5
Metromedia Fiber Network, Inc., Sr Nt, 10%,
 12/15/09                                           1,500    1,402,500   0.8
Nextlink Communications, Inc., Sr Nt, 10.5%,
 12/1/09                                            1,500    1,372,500   0.8
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08               1,000      410,000   0.2
PSINet, Inc., Sr Nt, 10.5%, 12/1/06                 1,250      812,500   0.4
PSINet, Inc., Sr Nt, 10%, 2/15/05                     250      162,500   0.1
Williams Communications Group, Inc., Sr Nt,
 11.875%, 8/1/10/2/                                   750      712,500   0.4
Williams Communications Group, Inc., Sr Nt,
 10.875%, 10/1/07                                   1,250    1,143,750   0.6
                                                          ------------   ---
                                                            18,032,500   9.9

PACHOLDER HIGH YIELDFUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE - 7.0%
Arch Communications Group, Inc., Sr Nt, 12.75%,
 7/1/07                                            $   750 $    517,500   0.3%
Arch Communications Group, Inc., Sr Nt, 13.75%,
 4/15/08                                             1,250      884,375   0.5
Centennial Cellular, Sr Sub Nt, 10.75%, 12/15/08     2,375    2,321,563   1.3
Crown Castle Int'l Corp., Sr Nt, 0/10.375%,
 5/15/11                                             1,500      971,250   0.5
Crown Castle Int'l Corp., Sr Sub Nt, 9.5%, 8/1/11    1,000      960,000   0.5
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                                    2,500    1,525,000   0.8
Nextel Communications, Inc., Sr Nt, 9.375%,
 11/15/09                                            1,500    1,466,250   0.8
Paging Network do Brasil Holding Co. LLC, Sr Nt,
 13.5%, 6/6/05                                         500       32,500   0.0
Price Communications Wireless, Inc., Sr Sec Nt,
 9.125%, 12/15/06                                    1,000    1,010,000   0.6
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08     2,050    1,957,750   1.1
Telecorp PCS, Co Guar, 0/11
 .625%, 4/15/09                                      1,500    1,016,250   0.6
                                                           ------------   ---
                                                             12,662,438   7.0
CONSUMER MANUFACTURING -- 1.6%
Drypers Corp., Sr Nt, 10.25%, 6/15/07                1,465      234,400   0.1
Home Products International, Inc., Sr Sub Nt,
 9.625%, 5/15/08                                     1,500      855,000   0.5
JB Williams Holdings Inc., Sr Nt,
 12%, 3/1/04                                           375      360,000   0.2
Applica, Inc., Sr Sub Nt,
 10.00%, 7/31/08                                     1,500    1,432,500   0.8
                                                           ------------   ---
                                                              2,881,900   1.6
ENERGY - 3.5%
Coho Energy, Inc., Sr Sub Nt PIK, 15%, 3/31/07/3/    2,149    2,150,063   1.2
Giant Industries Inc., Sr Sub Nt, 9.75%, 11/15/03      875      864,063   0.5
Giant Industries Inc., Sr Sub Nt,
 9%, 9/1/07                                          1,000      927,500   0.5
Orion Refining Corp., Sr Nt,
 10%, 11/15/04/2/                                    3,055    2,077,581   1.1
Orion Refining Corp., Sr Secd Bridge Nt, 10%,
 11/15/04/2/,/3/                                       429      434,550   0.2
                                                           ------------   ---
                                                              6,453,757   3.5

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
ENTERTAINMENT -- 2.7%
Bally Total Fitness Holding Corp., Sr Sub Nt,
 9.875%, 10/15/07                                  $ 1,500 $  1,425,000   0.8%
Clear Channel Communications, Sr Sub Nt, 9.125%,
 12/1/08                                             2,500    2,625,000   1.4
Speedway Motorsports, Inc., Co Guar, 8.5%,
 8/15/07                                             1,000      955,000   0.5
                                                           ------------   ---
                                                              5,005,000   2.7
FOOD & BEVERAGE -- 1.9%
Pierre Foods, Inc., Sr Nt, 10.75%, 6/1/06            1,435      473,550   0.3
Conagra Foods, Inc., Co Guar, 10.375%, 11/1/06       1,000    1,070,000   0.6
Cott Corp, Sr Nt, 8.5%, 5/1/07                       1,000      940,000   0.5
National Wine & Spirits, Inc., Sr Nt, 10.125%,
 1/15/09                                             1,000      950,000   0.5
                                                           ------------   ---
                                                              3,433,550   1.9
GAMING - 0.7%
Pinnacle Entertainment, Sr Sub Nt, 9.5%, 8/1/07      1,250    1,290,625   0.7
                                                           ------------   ---
                                                              1,290,625   0.7
GENERAL INDUSTRIAL -- 8.9%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07              1,500      975,000   0.5
Better Minerals and Aggregates Co., Sr Sub Nt,
 13%, 9/15/09                                        1,250    1,181,250   0.7
Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08     1,250    1,098,438   0.6
Communications Instruments, Inc., Sr Sub Nt, 10%,
 9/15/04                                             2,130    1,874,400   1.0
Indesco International, Inc., Sr Sub Nt, 9.75%,
 4/15/08                                             1,750      647,500   0.4
International Knife & Saw, Sr Sub Nt, 11.375%,
 11/15/06                                            3,000    1,496,250   0.8
Jackson Products, Inc., Sr Sub Nt, 9.5%, 4/15/05     2,000    1,860,000   1.0
LLS Corp., Sr Sub Nt, 11.625%, 8/1/09                1,000      930,000   0.5
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07       2,000    1,955,000   1.1
Omega Cabinets, Ltd, Sr Sub Nt, 10.5%, 6/15/07       2,250    2,126,250   1.2
Precision Partners, Inc., Sr Sub Nt, 12%, 3/15/09    1,175      681,500   0.4
WABTEC add on, Sr Nt, 9.375%, 6/15/05                  450      434,250   0.2
WABTEC, Sr Nt, 9.375%, 6/15/05                       1,000      965,000   0.5
                                                           ------------   ---
                                                             16,224,838   8.9

PACHOLDER HIGH YIELDFUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
HEALTH CARE -- 3.3%
Beverly Enterprises, Inc., Co Guar, 9%, 2/15/06    $   770 $    723,800   0.4%
Concentra Operating Corp., Sr Sub Nt, 13%,
 8/15/09                                             1,500    1,290,000   0.7
Fresenius Medical Capital Trust, Co Guar, 9.0%,
 12/1/06                                             1,000      995,000   0.5
Healthsouth Corp., Sr Sub Nt, 10.75%, 10/1/08/2/     1,000    1,002,904   0.6
Hanger Orthopedic Group, Inc., Sr Sub Nt, 11.25%,
 6/15/09                                             1,650    1,460,250   0.8
Quorum Health, Sr Sub Nt,
 8.75%, 11/1/05                                        510      504,900   0.3
                                                           ------------   ---
                                                              5,976,854   3.3
HOTELS & LODGING -- 2.0%
Host Marriot Travel Plaza, Sr Nt, 9.25%,
 10/1/07/2/                                          1,350    1,333,004   0.7
Prime Hospitality Corp., 1st Mtg, 9.25%, 1/15/06     1,000    1,000,000   0.5
Prime Hospitality Corp., Sr Sub Nt, 9.75%, 4/1/07    1,375    1,368,125   0.8
                                                           ------------   ---
                                                              3,701,129   2.0
MEDIA - 9.4%
Ackerly Group, Inc., Sr Sub Nt,
 9%, 1/15/09                                         1,000      942,500   0.5
Citadel Broadcasting Company, Sr Sub Nt, 10.25%,
 7/1/07                                              1,500    1,552,500   0.9
Garden State Newspapers, Inc., Sr Sub Nt, 8.75%,
 10/1/09                                               800      744,000   0.4
Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
 5/15/05                                             2,172    1,737,600   1.0
Lamar Media Corp., Sr Sub Nt, 9.25%, 8/15/07         1,000      980,000   0.5
Lamar Advertising Co., Sr Sub Nt, 9.625%, 12/1/06      500      511,875   0.3
Liberty Group Operating, Inc., Sr Sub Nt, 9.375%,
 2/1/08                                              2,000    1,620,000   0.9
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                                   1,125      675,000   0.4
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07                                   2,150    1,913,500   1.0

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
MEDIA (continued)
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09    $ 1,080 $    907,200   0.5%
Radio One, Inc., Sr Sub Nt,
 7/12%, 5/15/04                                      2,220    2,331,000   1.3
Salem Communications, Sr Sub Nt, 9.5%, 10/1/07       1,000      980,000   0.5
Spanish Broadcasting System, Co Guar, 9.625%,
 11/1/09                                               500      496,250   0.3
Tri-State Outdoor Media, Sr Nt,
 11%, 5/15/08                                        2,000    1,730,000   0.9
                                                           ------------   ---
                                                             17,121,425   9.4
METALS - 1.9%
Echo Bay Mines Ltd., Jr Sub Debs, 11%, 4/1/27        1,000      445,000   0.2
LTV Corp., Sr Nt, 11.75%, 11/15/09                   1,000      500,000   0.3
NS Group, Inc., Sr Nt, 13.5%, 7/15/03                2,500    2,562,500   1.4
                                                           ------------   ---
                                                              3,507,500   1.9
PAPER & PACKAGING-- 7.6%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07     3,000    2,790,000   1.5
Alabama Pine Pulp, Inc., Tranche B Bank Debt, 0%,
 6/30/05                                             1,138      238,888   0.1
Alabama Pine Pulp, Inc., Tranche C Bank Debt, 0%,
 12/31/08                                            1,535      322,334   0.2
American Tissue, Inc., Sr Sec Nt, 12.5%, 7/15/06     2,250    2,238,750   1.2
Berry Plastics Corp., Sr Sub Nt, 12.25%, 4/15/04     1,750    1,645,000   0.9
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%,
 9/15/08                                               750      768,750   0.4
Crown Packaging, Ltd., Ser B Sr Nt, 10.75%,
 5/1/01                                              2,250    1,850,625   1.0
Millar Western Forest Products Ltd, Sr Nt,
 9.875%, 5/15/08                                     1,500    1,380,000   0.8
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05       2,150    1,636,688   0.9
Stone Container, 1st Mtg, 10.75%, 10/1/02            1,000    1,013,750   0.6
                                                           ------------   ---
                                                             13,884,786   7.6

PACHOLDER HIGH YIELDFUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
REAL ESTATE/BUILDING MATERIALS -- 2.0%
American Builders & Contractors Supply Co., Inc.,
 Sr Sub Nt, 10.625%, 5/15/07                       $ 1,500 $  1,297,500   0.7%
Associated Materials, Inc., Sr Sub Nt, 9.25%,
 3/1/08                                              1,000      955,000   0.5
Fedders North America, Inc., Sr Sub Nt, 9.375%,
 8/15/07                                             1,500    1,408,125   0.8
                                                           ------------   ---
                                                              3,660,625   2.0
RESTAURANTS -- 3.1%
American Restaurant Group, Inc., Sr Nt, 11.5%,
 2/15/03                                             1,500    1,365,000   0.8
Apple South Inc., Sr Nt, 9.75%, 6/1/06               1,500    1,173,750   0.7
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09         500      256,250   0.1
Domino's, Inc., Sr Sub Nt,
 10.375%, 1/15/09                                    1,750    1,658,125   0.9
FM 1993A Corp., Sr Nt,
 9.75%, 11/1/03                                      1,150    1,150,000   0.6
                                                           ------------   ---
                                                              5,603,125   3.1
RETAILING -- 3.9%
Quality Stores, Sr Nt,
 10.625%, 4/1/07                                     1,500    1,035,000   0.6
Frank's Nursery & Crafts, Sr Sub Nt, 10.25%,
 3/1/08                                              1,750      700,000   0.4
Group 1 Automotive, Inc., Sr Sub Nt, 10.875%,
 3/1/09                                              1,500    1,365,000   0.8
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                                         1,520    1,459,200   0.8
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                                    1,525    1,525,000   0.8
Mattress Discounters Co., Sr Nt w/ warrant,
 12.625%, 7/15/07                                    1,000      925,000   0.5
                                                           ------------   ---
                                                              7,009,200   3.9
SERVICES -- 11.1%
American Eco Corp., Sr Nt,
 9.625%, 5/15/08/1/,/4/                              2,000       40,000   0.0
Coinmach Corp., Ser D Sr Nt, 11.75%, 11/15/05        1,750    1,750,000   1.0
Coyne International Enterprises Corp., Sr Sub Nt,
 11.25%, 6/1/08                                      2,500    2,000,000   1.1
Kaiser Group Intl, Inc., Sr Sub Nt 13%,
 12/31/03/1/,/4/                                     1,500      525,000   0.3
King Pharmaceutical, Inc., Sr Sub Nt, 10.75%,
 2/15/09                                             1,750    1,846,250   1.0

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets

-------------------------------------------------------------------------------
SERVICES (continued)
Norcal Waste Systems, Sr Nt,
 13.5%, 11/15/05                                   $ 1,500 $  1,578,750   0.9%
Oglebay Norton Co., Sr Sub Nt,
 10%, 2/1/09                                         1,625    1,503,125   0.8
Iron Mountain, Inc., Sr Nt.
 8.125%, 5/15/08                                     1,000      935,000   0.5
Iron Mountain, Inc., Sr Sub Nt, 11.125%, 7/15/06     1,375    1,436,875   0.8
Rose Hills Co., Sr Sub Nt,
 9.5%, 11/15/04                                      1,750    1,102,500   0.6
Travelcenters of America, Sr Sub Nt, 10.25%,
 4/1/07                                              2,000    2,015,000   1.1
Twin Laboratories, Inc., Sr Sub Nt, 10.25%,
 5/15/06                                               650      617,500   0.3
Volume Services America, Inc., Sr Sub Nt, 11.25%,
 3/1/09                                              1,750    1,601,250   0.9
Wesco Distribution, Inc., Sr Sub Nt, 9.125%,
 6/1/08                                              2,500    2,331,250   1.3
Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07       1,000      870,000   0.5
                                                           ------------  ----
                                                             20,152,500  11.1
SUPERMARKETS & DRUG STORES -- 0.3%
Penn Traffic, Co., Sr Nt, 11%, 6/29/09                 659      507,430   0.3
                                                           ------------  ----
                                                                507,430   0.3
TECHNOLOGY -- 3.4%
Elgar Holdings, Inc., Sr Nt,
 9.875%, 2/1/08                                      1,000      570,000   0.3
Fisher Scientific International, Inc., Sr Sub Nt,
 9%, 2/1/08                                          1,275    1,176,188   0.6
Fisher Scientific International, Inc., Sr Sub Nt
 add on, 9%, 2/1/08                                    225      207,563   0.1
Flextronics International Ltd, Sr Sub Nt, 8.75%,
 10/15/07                                            2,000    1,955,000   1.1
Viasystems, Inc., Sr Sub Nt,
 9.75%, 6/1/07                                       2,500    2,356,250   1.3
                                                           ------------  ----
                                                              6,265,001   3.4
TRANSPORTATION -- 2.0%
Atlantic Coast Airlines, Tranche C Pass-Thru
 Cert, 8.75%, 1/1/07/2/                              1,237    1,242,515   0.7
Moran Transportation Co., Bank Debt, 9.937%,
 12/31/05                                            2,456    2,425,547   1.3
                                                           ------------  ----
                                                              3,668,062   2.0
Total Corporate Debt Securities
 (amortized cost $196,309,876)                              172,524,992  94.7
                                                           ------------  ----

PACHOLDER HIGH YIELDFUND, INC.
-------------------------------------------------------------------------------
Statement of Net Assets (concluded)
September 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                       Percent
                                                    Par                of Net
Description                                        (000)     Value     Assets

------------------------------------------------------------------------------
EQUITY INVESTMENTS -- 2.0%
Arch Wireless, Inc., Common Stock/1/              $10,000 $     50,000   0.0%
Arch Wireless, Inc., Warrants, 9/1/01/1/           23,483       14,677   0.0
Classic Communications, Inc., Common Stock/1/       5,250       26,578   0.0
Coho Energy, Inc., Common Stock/1/                 74,857      505,285   0.3
Convergent Communications, Inc., Common Stock/1/   10,800       34,425   0.0
DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/        18,750            0   0.0
Glasstech, Inc., Warrants, 6/30/04/1/,/3/           1,000            0   0.0
Gulf States Steel, Warrants, 4/15/03/1/,/3/           500            0   0.0
Harvard Industries, Inc., Common Stock/1/         191,199      477,997   0.3
Mattress Discounters, Warrants/1/,/3/               1,000            0   0.0
McLeod USA, Inc., Common Stock/1/                   6,414       92,201   0.1
Nextlink Communications, Inc., Pfd, 13.5% PIK,
 6/1/10                                             1,341    1,059,392   0.6
Optel, Inc., Warrants/1/,/3/                          750            0   0.0
Orion Refining, CL A Conv Pfd Stock/1/                 97        7,081   0.0
Orion Refining, CL C Conv Pfd Stock/1/              1,522       69,251   0.0
Orion, Warrants/1/,/3/                             95,673            0   0.0
Paging Network Do Brasil Holding Co. LLC,
 Warrants/1/,/3/                                      500            0   0.0
Pathnet Inc., Warrants, 4/15/08/1/                  1,000       10,000   0.0
Phonetel Technologies, Inc., Common Stock/1/      286,900       89,656   0.1
Rural Cellular Corp., Pfd, 11.375% PIK, 5/15/10     1,297    1,167,300   0.6
Saberliner Corp., Warrants, 4/15/03/1/,/3/            500            0   0.0
San Jacinto Holdings, Common Stock/1/,/3/           2,246            0   0.0
                                                          ------------  ----
Total Equity Investments
 (cost $8,045,327)                                           3,603,843   2.0
                                                          ------------  ----
SECURITIES LENDING PROGRAM ASSETS -- 16.5%
Lehman Brothers Holdings, Inc. 6.855%, dated
 9/29/00, matures 10/2/00 (at amortized cost)      10,060   10,059,551   5.5
Salomon Brothers Corp. 6.9375%, dated 9/29/00,
 matures 10/2/00 (at amortized cost)               20,000   20,000,000  11.0
                                                          ------------  ----
Total Securities Lending
 Program Assets                                             30,059,551  16.5
                                                          ------------  ----

                                                          Percent
                                      Par                 of Net
Description                          (000)     Value      Assets

-----------------------------------------------------------------
COMMERCIAL PAPER -- 1.8%
Compass Securities, 6.52%, 10/2/00  $   700 $    699,873     0.4%
Wood Street, 6.52%, 10/2/00             700      699,873     0.4
Stellar, 6.53%, 10/3/00                 700      699,746     0.4
Grand Funding, 6.51%, 10/05/00        1,200    1,199,132     0.6
                                            ------------   -----
Total Commercial Paper
 (at amortized cost)                           3,298,625     1.8
                                            ------------   -----
TOTAL INVESTMENTS
 (amortized cost $237,713,379)              $209,487,011   115.0
                                            ------------   -----
Payable Upon Return of Securities Loaned     (30,059,551)  (16.5)
Other Assets in Excess of Liabilities          2,755,883     1.5
                                            ------------   -----
Net Assets                                  $182,183,343   100.0
Less: Outstanding Preferred Stock            (70,000,000)
                                            ------------
Net Assets Applicable to 9,512,943 Shares
 of Common Stock Outstanding                $112,183,343
                                            ============
Net Asset Value Per Common Share
 ($112,183,343/9,512,943)                   $      11.79
                                            ============
-----------------------------------------------------------------

/1/Non-income producing security.
/2/Security exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $7,304,304 or 4.0% of net assets.
/3/Board valued security. These securities amounted to $2,584,613 or 1.4% of net assets.
/4/Securities in default.
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELDFUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Nine Months Ended September 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest, dividends, and other................................... $ 16,980,263
EXPENSES:
 Investment advisory fee (Note 5).................................    1,139,495
 Administrative fee (Note 5)......................................      146,337
 Printing, postage and other......................................       81,290
 Custodian, transfer agent and accounting fees (Note 5)...........       55,802
 Legal fees.......................................................       38,447
 Directors' fees..................................................       44,838
 Audit fee........................................................       26,168
 Insurance........................................................       14,927
                                                                   ------------
  Total Expenses..................................................    1,547,304
                                                                   ------------
  Net Investment Income                                              15,432,959
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments..........................   (4,232,026)
 Net unrealized appreciation/(depreciation) on investments........  (12,255,249)
                                                                   ------------
 Net realized and unrealized gain/(loss) on investments...........  (16,487,275)
                                                                   ------------
 Net increase/(decrease) in net assets resulting from operations..   (1,054,316)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS...........................   (3,633,075)
                                                                   ------------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
 STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
 PREFERRED STOCKHOLDERS........................................... $(4,687,391)
                                                                   ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets

                                                    For the Nine
                                                    Months Ended   For the Year
                                                    September 30,     Ended
                                                        2000       December 31,
                                                     (Unaudited)       1999
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
 Net investment income............................  $ 15,432,959   $ 19,757,687
 Net realized gain/(loss) on investments..........    (4,232,026)    (5,237,176)
 Net unrealized appreciation/(depreciation) on
  investments.....................................   (12,255,249)    (8,236,109)
                                                    ------------   ------------
Net increase/(decrease) in net assets resulting
 from operations..................................   (1,054,316)      6,284,402
                                                    ------------   ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $1.04 and $1.39 per share,
  respectively....................................    (3,633,075)    (4,527,560)
 Common dividends:
 Net investment income of $1.26 and $1.68 per
  share, respectively.............................   (11,978,546)   (14,951,468)
                                                    ------------   ------------
Total decrease in net assets from distributions to
 stockholders.....................................  (15,611,621)   (19,479,028)
                                                    ------------   ------------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) or
  restructuring of preferred stock................           --      20,898,401
 Value of 7,950 and 28,314 shares issued in
  reinvestment of dividends, respectively.........        97,114         69,990
 Net proceeds from 2,375,662 shares of common
  stock issued in rights offering after deducting
  $1,180,982 of offering expenses.................           --      33,788,763
                                                    ------------   ------------
Total increase in net assets derived from fund
 share transactions...............................        97,114     54,757,154
                                                    ------------   ------------
Total net increase/(decrease) in net assets.......   (16,568,823)    41,562,528
NET ASSETS:
 Beginning of period..............................   198,752,166    157,189,638
                                                    ------------   ------------
 End of Period....................................  $182,183,343   $198,752,166
                                                    ============   ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELDFUND, INC.
-------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                            For the Nine
                            Months Ended
                            September 30,              Year Ended December 31,
                                2000      -------------------------------------------------------
                             (Unaudited)    1999        1998        1997       1996       1995
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................    $   13.55   $   15.19   $   17.40   $   17.44  $   16.02  $   16.86
                              ---------   ---------   ---------   ---------  ---------  ---------
Net investment income.....         1.62        2.18        2.30        2.22       2.16       2.19
Net realized and
 unrealized gain/(loss) on
 investments..............        (1.74)      (1.34)      (2.32)       0.83       1.42      (0.06)
                              ---------   ---------   ---------   ---------  ---------  ---------
Net increase in net asset
 value resulting from
 operations...............        (0.12)       0.84       (0.02)       3.05       3.58       2.13
                              ---------   ---------   ---------   ---------  ---------  ---------
Distributions to Stock-
 holders from:
Preferred dividends.......        (0.38)      (0.51)      (0.49)      (0.49)     (0.46)     (0.29)
Common:
 Net investment income and
  short-term gains........        (1.26)      (1.68)      (1.70)      (1.72)     (1.70)     (1.90)
 Net realized long-term
  gains...................          --          --          --        (0.16)       --         --
                              ---------   ---------   ---------   ---------  ---------  ---------
Total distributions to
 preferred and common
 stockholders.............        (1.64)      (2.19)      (2.19)      (2.37)     (2.16)     (2.19)
                              ---------   ---------   ---------   ---------  ---------  ---------
Capital Change Resulting
 from the Issuance of Fund
 Shares:
Common Shares.............          --        (0.29)        --        (0.69)       --       (0.67)
Preferred Shares..........          --          --          --        (0.03)       --       (0.11)
                              ---------   ---------   ---------   ---------  ---------  ---------
                                    --        (0.29)        --        (0.72)       --       (0.78)
                              ---------   ---------   ---------   ---------  ---------  ---------
Net asset value, end of
 period...................    $   11.79   $   13.55   $   15.19   $   17.40  $   17.44  $   16.02
                              =========   =========   =========   =========  =========  =========
Market value per share,
 end of period............    $   12.44   $   11.63   $   16.38   $   18.19  $   17.88  $   17.38
                              =========   =========   =========   =========  =========  =========
TOTAL INVESTMENT RETURN:
Based on market value per
 common share (1).........        17.24%     (19.91%)     (0.16%)     13.23%     14.37%     16.04%
Based on net asset value
 per common share (2).....        (3.68%)      2.56%      (3.19%)     15.44%     20.40%     10.68%
RATIOS TO AVERAGE NET
 ASSETS (3):
 Expenses.................         1.09%       1.14%       0.83%       1.47%      1.80%      0.86%
 Net investment income....        11.02%      10.08%       9.72%       8.92%      9.21%     10.45%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of preferred
 stock (000)................. $ 112,183   $ 128,752   $ 108,190   $ 123,442  $  87,054  $  79,596
Average net assets during
 period, net of preferred
 stock (000)................. $ 119,151   $ 130,836   $ 119,223   $ 118,893  $  83,074  $  79,614
Portfolio turnover rate...           27%         37%         88%        116%        76%        83%
Number of preferred shares
 outstanding at end of
 period...................    3,500,000   3,500,000   2,450,000   2,450,000  1,650,000  1,650,000
Asset coverage per share
 of preferred stock
 outstanding at end of
 period...................    $      52   $      57   $      64   $      70  $      73  $      66
Liquidation and average
 market value per share of
 preferred stock..........    $      20   $      20   $      20   $      20  $      20  $      20
--------------------------------------------------------------------------------------------------

/1/Total investment return excludes the effects of commissions.
  See accompanying Notes to Financial Statements.
/2/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the "Fund") is a closed-end, diversified management investment company regis-tered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Re-stricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At September 30, 2000, there was board valued securities of $2,584,613, or 1.4% of net as-sets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

     B. FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund has complied with the Inter-nal Revenue Code's requirements applicable to investment companies. Pro-visions of $42,953 and $32,828 for federal excise tax were required at December 31, 1999 and 1998, respectively, because the Fund distributed less than 98% of net investment income.

         The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

     C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

     D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid quarterly from net investment income.

     F. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securi-ties on the trade date and maintains security positions such that suffi-cient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery ba-sis are marked to market weekly and begin earning interest on the settle-ment date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of September 30, 2000.

     G. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At September 30, 2000, there were 46,500,000 shares of common stock with a $.01 par value authorized and 9,512,943 shares out-standing.

3. PREFERRED STOCK -- At September 30, 2000, accrued preferred dividends were $1,211,025.

     On March 26, 1999 the Fund issued 1,050,000 shares ($21,000,000 liquida-tion preference) of Series E 6.46% Preferred Stock due March 2, 2002 at an offering price of $20 per share. The Series E Preferred Stock has sub-stantially identical terms and conditions to the Series C and D Preferred Stocks, with the exception of an additional dividend coverage test. The offering expenses of the preferred stock were $101,599, which were re-corded as a reduction of paid-in capital for common stockholders. These expenses included $52,500 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the struc-ture of the preferred stock offering and the materials utilized there-with, and coordinating the arrangements of the preferred stock offering.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    On December 14, 1998, the Fund issued Series C 7.15% Preferred Stock ($33,000,000 liquidation preference) and Series D 7.05% Preferred Stock ($16,000,000 liquidation preference) in exchange for all of the Fund's Se-ries A Preferred Stock and Series B Preferred Stock. The Series C and D shares have substantially identical terms and conditions to the Series A and B shares, with the exception of a less restrictive asset coverage test. The expenses related to the transaction were $30,388, which were recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (excluding commercial paper) for the nine months ended September 30, 2000 aggregated $48,083,613 and $48,513,104, respectively.

    At September 30, 2000, the federal income tax basis of securities was $209,639,941; unrealized depreciation aggregated $26,512,884, of which $3,155,999 related to appreciated securities and $29,668,883 related to de-preciated securities.

    At September 30, 2000, the Fund had available a capital loss carryforward of $5,459,207, which begin to expire in 2006, to offset any future net cap-ital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston Domestic Plus High Yield Index.(TM) The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a mini-mum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the nine months ended September 30, 2000, the Fund's total return was (3.68)%. For the same period, the total return of the CS First Boston Domestic High Yield Index(TM) was (0.95)%. For the period ended Sep-tember 30, 2000, the advisory fee is calculated based on 0.60% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At September 30, 2000, accrued advisory fees were $757,272.

    The Fund has an administrative services agreement with Kenwood Administra-tive Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At September 30, 2000, accrued administrative fees were $14,031.

    The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At September 30, 2000, accrued accounting fees were $3,030.

6.  NET ASSETS CONSIST OF:

                                                  September 30,  December 31,
                                                      2000           1999
                                                  -------------  ------------
Common Stock ($.01 par value).................... $     95,129   $     95,050
Preferred Stock..................................   70,000,000     70,000,000
Paid-in capital..................................  151,000,717    150,903,682
Undistributed net investment income..............    1,294,601      1,473,263
Accumulated net realized gain/(loss) on
 investments.....................................  (11,982,532)    (7,750,506)
Unrealized appreciation/(depreciation) on
 investments.....................................  (28,224,572)   (15,969,323)
                                                  ------------   ------------
                                                  $182,183,343   $198,752,166
                                                  ============   ============

--------------------------------------------------------------------------------


                       Pacholder High Yield Fund, Inc.



                             Third Quarter Report
                              September 30, 2000

--------------------------------------------------------------------------------

                       PACHOLDER HIGH YIELD FUND, INC.

                            Directors and Officers

 William J. Morgan                   John F. Williamson
 Chairman and President              Director


 James P. Shanahan, Jr.              George D. Woodard
 Secretary                           Director


 James E. Gibson                     Daniel A. Grant
 Treasurer                           Director

                             Investment Objective
            A closed-end fund seeking a high level of total return
              through current income and capital appreciation by
    investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                              Investment Advisor
                           Pacholder & Company, LLC

                                Administrator
                   Kenwood Administrative Management, Inc.

                         Custodian and Transfer Agent
                              Firstar Bank, N.A.

                                Legal Counsel
                          Kirkpatrick & Lockhart LLP

                             Independent Auditors
                            Deloitte & Touche LLP

                              Executive Offices
                       Pacholder High Yield Fund, Inc.
                             8044 Montgomery Road
                                  Suite 480
                             Cincinnati, OH 45236
                                (513) 985-3200

                                   Web Site
                                www.phf-hy.com

    This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------